Exhibit 99.(a)

Annual Presentation to Shareholders – May 12, 2023 2 Forward Looking Statements Safe Harbor Statement Certain matters discussed within this presentation may be deemed to be forward-looking statements within the meaning of the federal securities laws. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in the forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained. These factors include, but are not limited to, the risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2022 and include the following: (i) general adverse economic and local real estate conditions, (ii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, (iii) financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms to us, (iv) our ability to raise capital by selling our assets, (v) changes in governmental laws and regulations and management’s ability to estimate the impact of such changes, (vi) the level and volatility of interest rates and management’s ability to estimate the impact thereof, (vii) the availability of suitable acquisition, disposition, development and redevelopment opportunities, and risks related to acquisitions not performing in accordance with our expectations, (viii) increases in operating costs, (ix) changes in the dividend policy for our common and preferred stock and our ability to pay dividends at current levels, (x) the reduction in our income in the event of multiple lease terminations by tenants or a failure by multiple tenants to occupy their premises in a shopping center, (xi) impairment charges, (xii) unanticipated changes in our intention or ability to prepay certain debt prior to maturity and (xiii) an epidemic or pandemic (such as the outbreak and worldwide spread of COVID-19), and the measures that international, federal, state and local governments, agencies, law enforcement and/or health authorities implement to address it, which may (as with COVID-19) precipitate or exacerbate one or more of the above-mentioned and/or other risks, and significantly disrupt or prevent us from operating our business in the ordinary course for an extended period. Given these uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements that we make, including those in this presentation. Except as may be required by law, we make no promise to update any of the forward-looking statements as a result of new information, future events or otherwise. You should carefully review the risks and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2022. 2

Annual Presentation to Shareholders – May 12, 2023 3 Non-GAAP Measures Funds from Operations (“FFO”) The National Association of Real Estate Investment Trusts (NAREIT) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is defined by NAREIT as net income, computed in accordance with GAAP, plus real estate depreciation and amortization, and excluding impairment charges on real estate assets and gains or losses from real estate dispositions. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs, which is disclosed in our consolidated statements of cash flows included in our annual and quarterly reports filed with the SEC. There are no material legal or functional restrictions on the use of FFO. FFO should not be considered as an alternative to net income, its most directly comparable GAAP measure, as an indicator of our operating performance, or as an alternative to cash flows as a measure of liquidity. Management considers FFO a meaningful supplemental measure of operating performance because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time (i.e. depreciation), which is contrary to what we believe occurs with our assets, and because industry analysts have accepted it as a performance measure. FFO may not be comparable to similarly titled measures employed by other REITs. Reconciliations of FFO to net income are included in our annual and quarterly reports filed with the SEC. Property Operating Income Property Operating Income is a non-GAAP financial measure of performance. Property operating income is defined as net income plus interest expense, net and amortization of deferred debt costs, plus depreciation and amortization of deferred leasing costs, plus general and administrative expenses. Property operating income does not represent income generated from operating activities in accordance with GAAP and is not necessarily indicative of net income, which is disclosed in our consolidated statements of operations included in our annual and quarterly reports filed with the SEC. There are no material legal or functional restrictions on the use of Property Operating Income. Property Operating Income should not be considered as an alternative to net income, its most directly comparable GAAP measure, as an indicator of our operating performance, or as an alternative to cash flows as a measure of liquidity. Management uses Property Operating Income to evaluate and compare the operating performance of the Company's properties, to determine trends in earnings and to compute the fair value of the Company's properties as this measure is not affected by the cost of the Company's funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the ownership of its properties. The Company believes the exclusion of these items from net income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company's properties as well as trends in occupancy rates, rental rates and operating costs. Property Operating Income may not be comparable to similarly titled measures employed by other REITs. Reconciliation of Property Operating Income to net income are included in our annual and quarterly reports filed with the SEC. 3

Annual Presentation to Shareholders – May 12, 2023 4 74.5% 15.1% 10.4% Shopping Centers Office Apartments Portfolio Composition (measured by Property Operating Income) 2022 Shopping Centers – 74.5% Office – 15.1% Apartments – 10.4% 2012 Shopping Centers – 75.8% Office – 20.9% Apartments – 3.3% 2022 D.C. / Baltimore – 86.4%  Other – 13.6% 2012 D.C. / Baltimore – 85.0%  Other – 15.0% 86.4% 13.6% D.C. / Baltimore Other During 2022, nearly 75% of property operating income was generated by shopping centers. While overall portfolio size has grown over the years, our property type and geographic focus have remained largely consistent. We remain committed to our core business of owning and operating shopping centers. Our shopping centers contributed 74.5% of property operating income in 2022. Since 2012, the percentage of property operating income from our apartments has increased from 3.3% to 10.4%, while the percentage derived from office buildings declined from 20.9% in 2012 to 15.1% in 2022. Our development pipeline is primarily focused on Washington, D.C. metropolitan area apartments. As such, we expect a growing percentage of our total property operating income will be generated by our residential assets in future years. 4

Annual Presentation to Shareholders – May 12, 2023 5 Portfolio Growth (2004 - 2022) Pr op er ty O pe ra tin g In co m e (in m ill io ns ) Operating properties: 29 to 57 Leasable area: 5.3 million to 9.8 million square feet Property operating income: 5.1% compound annual growth rate $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Growth Since Inception in 1994: Total portfolio property operating income increased 2.1% in 2022 compared to 2021. On a same property basis, property operating income increased 0.9% at shopping centers after restabilizing in 2021 following the disruption in 2020 resulting from the pandemic. On a same property basis, property operating income increased 0.3% at office buildings. On a same property basis, property operating income increased 14.5% at apartments as rents at The Waycroft further stabilized following its delivery in 2020. 5

Annual Presentation to Shareholders – May 12, 2023 6 Mixed-Use Development 750 N. Glebe Road Arlington, Virginia ixed s l t The Waycroft Arlington, VA  Waycroft retail is 100% leased. Silver Diner and Salon Lofts opened in 2022  Delivered in 2020, Waycroft residential is now 98% leased In 2022, Silver Diner and Salon Lofts opened at The Waycroft. The property’s retail space is 100% leased. Additionally, the 491-unit apartment building continued to further stabilize in 2022 and is 98% leased. Overall, property net operating income increased 27.3% from 2021 to 2022. 6

Annual Presentation to Shareholders – May 12, 2023 7 Retail Pad Site Development  We currently have seven future pad sites either under lease or in negotiation  Tenants at two new pad sites have opened or are scheduled to open in 2023: Shake Shack at Kentlands Square Wendy’s at Beacon Center From time to time, we add free-standing pad site buildings within our shopping center portfolio. These pad site additions provide attractive cash-on-cash returns and can be quickly accretive. We currently have seven future pad sites either under lease or in negotiation. Wendy’s at Beacon Center and Shake Shack at Kentland’s Square have opened or are scheduled to open in 2023. 7

Annual Presentation to Shareholders – May 12, 2023 8 Deferral Repayments $8.0M of $8.4M (96%) collected based on payments due as of December 31, 2022 96% Collected 4% Uncollected During 2020 and 2021, we worked with our tenants to ensure their continued operations during the global COVID- 19 pandemic, including entering into rent deferral agreements, if appropriate. We deferred approximately $9.4 million of rents, $8.4 million of which has come due as of December 31, 2022. Approximately $8.0 million, or 96%, of the repayments that have come due have been repaid by our tenants. Separately, rent collection rates were strong in 2022. Portfolio cash rent collections totaled 99% for 2022. 8

Annual Presentation to Shareholders – May 12, 2023 9 Core Shopping Center Operations Annual Presentation to Shareholders – May 13, 2022 9 $88,193 $103,379 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2012 2022 Shopping Center Property Operating Income from Centers Anchored by Grocery Property Operating Income ($000s) 82% ● 76% ● Approximately 76% of our shopping center property operating income in 2022 was produced by centers anchored by a grocery store, a modest decrease from 82% ten years ago. These essential businesses drive foot and vehicle traffic and contribute stability to our portfolio’s income. 9

Annual Presentation to Shareholders – May 12, 2023 10 Shopping Center Leasing Percentage Av er ag e Le as in g Pe rc en ta ge 10 yr. Avg. = 94.7% (Same Property) 94.3% 94.8% 95.4% 96.0% 95.2% 95.1% 95.5% 93.1% 93.4% 94.7% 82% 86% 90% 94% 98% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Over the past ten years, our shopping center leasing percentage has averaged 94.7%. Our shopping center leasing percentage in 2022 was also 94.7%, reflecting a trend of increased leasing percentage since 2020. We continue to see steady demand for space at our shopping centers. Included in the 94.7% of spaced leased as of December 31, 2022, is approximately 226,000 square feet of shopping center space that is leased, but has not yet been occupied by the tenant. Collectively, these leases are expected to produce approximately $4.9 million of additional annualized future base rent upon tenant occupancy and following any contractual rent concessions. 10

Annual Presentation to Shareholders – May 12, 2023 11 Small Shop Leasing Percentage (in-line spaces < 10,000 square feet) Ye ar -E nd S m al l S ho p Le as in g Pe rc en ta ge 10 yr. Avg. = 90.5% 89.7% 91.1% 91.2% 90.4% 91.0% 92.1% 90.2% 88.9% 89.6% 91.2% 60% 65% 70% 75% 80% 85% 90% 95% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 As of December 31, 2022, our small shop leasing percentage was 91.2%, a 1.6 percentage point improvement year- over-year, and 0.7 percentage points higher than our ten-year average of 90.5%. 11

Annual Presentation to Shareholders – May 12, 2023 12 78.0% 75.0% 74.0% 76.0% 79.0% 78.0% 76.0% 73.0% 80.5% 82.2% 55% 65% 75% 85% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Shopping Center Tenant Renewal Percentage 10 yr. Avg. = 77.2%(Same Property) Av er ag e R en ew al P er ce nt ag e A significant contributor to property operating income growth is the number of existing tenants renewing their leases. A higher renewal percentage minimizes lost property operating income from vacancy, as well as landlord contributions often necessary in re-tenanting space. The percentage of shopping center tenants renewing leases, as measured by expiring base rents, averaged approximately 77.2% over the past ten years. In 2022, 82.2% of shopping center tenants renewed, the highest rate in the last ten years. 12

Annual Presentation to Shareholders – May 12, 2023 13 Property Operating Income Growth (Shopping Center Same Property) 3.6% 5.4% 0.4% 3.0% 2.1% -1.1% 1.6% -5.0% 5.7% 0.9% -7.0% -5.0% -3.0% -1.0% 1.0% 3.0% 5.0% 7.0% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 10 yr. Avg. = 1.7% Our shopping center same property operating income has averaged annual growth of 1.7% over the past ten years. After a sharp increase in 2021 following the sizeable decrease in 2020, our shopping center property operating income stabilized, growing 0.9% year-over-year in 2022. 13

Annual Presentation to Shareholders – May 12, 2023 14 Shopping Center Lease Expirations $16,030 $22,059 $23,393 $16,689 $18,341 $10,388 $9,332 $2,718 $5,931 $4,132 $10,043 $0 $6,000 $12,000 $18,000 $24,000 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter Lease Expirations of Shopping Center Properties A nn ua l M in im um R en t ( in th ou sa nd s) The majority of our shopping center tenants are signed to long-term leases, reducing the risk associated with re- leasing space. We actively work to re-lease spaces well before their lease expiration dates. Only 11.5% of shopping center leases, as measured by annual minimum rent, are scheduled to expire during 2023. 14

Annual Presentation to Shareholders – May 12, 2023 15 Significant Tenant Concentration Percentage of Portfolio Revenue Percentage of Portfolio SF# of LocationsTenant Name 5.1% 6.7%11Giant Food 2.0% 0.6%14Capital One 1.9% 1.3%10CVS 1.6% 0.6%1America’s Health Insurance Plans 1.5% 3.0%6Safeway 1.4% 3.1%2Home Depot 1.4% 3.1%6Publix Super Markets 1.4% 0.7%1Airlines Reporting Corporation 1.4% 2.6%2Lowe’s Home Center 1.2% 2.0%4Kroger / Harris Teeter 18.9% 23.7%57Total One of our key leasing strategies is to anchor our properties with large, financially stable, essential businesses. We believe this strategy provides predictability in our income streams and makes for financially healthier shopping centers and mixed-used properties. 15

Annual Presentation to Shareholders – May 12, 2023 16 Office Portfolio 601 Pennsylvania Avenue, Washington, DC Workforce trends, urbanization, and the aftermath of the COVID-19 pandemic are reshaping tenant preferences, changing the way people work, live, play and shop. 16

Annual Presentation to Shareholders – May 12, 2023 17 Office Leasing Percentage Av er ag e Le as in g Pe rc en ta ge 10 yr. Avg. = 89.2% (Same Property) 90.5% 90.8% 91.1% 86.5% 94.5% 93.6% 91.6% 88.4% 82.3% 82.5% 62% 66% 70% 74% 78% 82% 86% 90% 94% 98% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Over the past ten years, our office leasing percentage has averaged 89.2%. Our office leasing percentage in 2022 was 82.5%. We anticipate that it will take some time for companies to determine the optimum mix of in-office and remote work. However, in early 2023, we have seen increased leasing activity in the greater Washington, D.C. market, where our office buildings are located. 17

Annual Presentation to Shareholders – May 12, 2023 18 Apartment Portfolio Hampden House Bethesda, MD Projected Delivery: 2025 Twinbrook Quarter Phase I Rockville, MD Projected Delivery: 2024 The Waycroft Arlington, VA Delivered: 2020 Park Van Ness Washington, D.C. Delivered: 2016 Lyon Place Arlington, VA Delivered: 2010 Our recent and future development focus continues to be on transit-oriented, residential properties with ground floor retail in the Washington, D.C. area. 18

Annual Presentation to Shareholders – May 12, 2023 19 98.9% 97.8% 96.7% 96.7% 98.2% 96.3% 94.8% 97.1% 97.2% 80% 84% 88% 92% 96% 100% 2014 2015 2016 2017 2018 2019 2020 2021 2022 Apartment Leasing Percentage 9 yr. Avg. = 97.1%(Includes Stabilized Properties Only) Av er ag e Le as in g Pe rc en ta ge In 2022, our apartment leasing percentage was 97.2%, approximating the nine-year average of 97.1%. Apartment rent collections were approximately 99% during 2022. 19

Annual Presentation to Shareholders – May 12, 2023 20 Apartment Property Operating Income 3.4% 3.2% 3.0% 3.1% 5.6% 6.1% 6.3% 6.4% 9.3% 10.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Apartment Property Operating Income (as % of Total Property Operating Income) 244 515 1,006 1,456 1,822 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2010 2016 2020 2024 2025 Total Units Available Cumulative Total Portfolio Apartment Units Available Lyon Place at Clarendon Center (244 units) Park Van Ness (271 units) The Waycroft (491 units) Twinbrook Phase I (450 units) Hampden House (366 units) *New units shown by year property was or is forecasted to be delivered * * * * * We have three operating apartment houses in our portfolio. With our development under way at Twinbrook Quarter Phase I and Hampden House, the residential percentage of our total portfolio property operating income will continue to grow in the coming years. 20

Development and Growth


Twinbrook Quarter
White Flint
Hampden House
Park Van Ness
The Waycroft
Clarendon Center
Shady Grove
Rockville
Twinbrook
North Bethesda
Grosvenor-Strathmore
Medical Center
Bethesda
Friendship Heights
Cleveland Park
Woodley Park
Dupont Circle
Farragut North
Rosslyn
Green arrows indicate current development locations
Yellow arrow indicates future development location
Blue arrows indicate operating property locations

Development Pipeline

Mixed-Use development pipeline nearby three Metro sites

- 2,231 apartment units
- 483,000 SF of retail
- 431,000 SF of office

} Twinbrook Quarter and Hampden House

- 1,600,000 SF of additional mixed-use development

} North Bethesda (White Flint)

Saul Centers

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As we look toward future growth, we have plans to develop three sites along the Washington, D.C. area Metrorail red line, including Twinbrook Quarter in Rockville, Hampden House in Bethesda, and White Flint in North Bethesda.

Saul Centers

Annual Presentation to Shareholders – May 12, 2023

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Annual Presentation to Shareholders – May 12, 2023 22 Twinbrook Quarter Rockville, Maryland During the past year, we continued construction of the residential and retail portions of Twinbrook Quarter Phase I. The first phase of our 18-acre project in Rockville, Maryland, is located adjacent to the Twinbrook Station on Metro’s Red Line. Phase I will include 450 apartment units, an 80,000 square foot Wegmans, and 25,000 square feet of small shop retail. The office tower portion of Phase I is not being constructed at this time. 22

Annual Presentation to Shareholders – May 12, 2023 23 Twinbrook Quarter Rockville, Maryland Concrete work is substantially complete and pre-cast façade panels, masonry and windows are being installed. Initial delivery of Phase I is anticipated in late 2024. 23

Annual Presentation to Shareholders – May 12, 2023 24 Rendering of proposed Glebe Road development Mixed-Use Development 750 N. Glebe Road Arlington, Virginia Hampden H use Bethesda, Maryland Our Hampden House development is located adjacent to both the forthcoming Purple Line light rail and the Metro’s Red Line in downtown Bethesda, Maryland. It will include 366 apartments and 10,100 square feet of ground floor retail. 24

Annual Presentation to Shareholders – May 12, 2023 25 Rendering of proposed Glebe Road development Mixed-Use Development 750 N. Glebe Road Arlington, Virginia Hampden H use Bethesda, Maryland Excavation is complete at the Hampden House site and below grade construction of the parking garage is in progress. Construction is expected to be completed during 2025. 25

Annual Presentation to Shareholders – May 12, 2023 26 Funds From Operations (FFO) & Dividends $2.37 $2.80 $2.95 $3.03 $3.18 $3.11 $3.08 $2.88 $3.14 $3.10 $1.44 $1.60 $1.72 $1.92 $2.05 $2.09 $2.12 $2.12 $2.20 $2.34 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 FFO per share Dividend per share FFO was $3.10 per basic share in 2022. We continued our strong record of distributions to shareholders, declaring dividends of $2.34 per share in 2022 compared to $2.20 per share in 2021. 26

Annual Presentation to Shareholders – May 12, 2023 27 $0 $50,700 $20,400 $134,100 $0 $17,700 $25,500 $23,700 $0 $90,100 $292,900 $0 $75,000 $150,000 $225,000 $300,000 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 & Beyond Fixed-Rate Mortgage Maturities Balloon Principal Payment Owed at Maturity * Debt Structure (as of March 31, 2023) (in th ou sa nd s) • $525 million unsecured credit facility ($100 million term loan and $425 million line of credit) • As of March 31, 2023, $294 million was outstanding under the credit facility • 84.7% of total debt is fixed-rate, with an average interest rate of 4.77% • Weighted average term to maturity (fixed-rate mortgage loans) – 9.1 years * Excludes unsecured credit facility maturities As of March 31, 2023, we have no remaining maturities in 2023 following the successful refinancing of a shopping center in the first quarter of 2023. Our remaining maturities of outstanding debt are well-laddered through 2037. This laddered maturity schedule minimizes the risk associated with potential future capital market volatility. 27

Annual Presentation to Shareholders – May 12, 2023 28 Capital Summary • $185 million perpetual preferred stock carries a 6.05% weighted average dividend rate • As of March 31, 2023, our cash balance was approximately $11.8 million and our borrowing capacity under our credit facility was approximately $189 million M ar ke t C ap ita liz at io n (in m ill io ns ) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Debt Preferred Equity Common Equity As of December 31, 2022, a holder of our stock since our August 1993 IPO has received a compounded annual total return of 8.7%, including both dividends and share price appreciation. 28

Annual Presentation to Shareholders – May 12, 2023 29 First Quarter 2023 Results 29

Annual Presentation to Shareholders – May 12, 2023 30 Thank You 30